SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


[X]   Filed by Registrant
[_]   Filed by a Party other than the Registrant


Check the appropriate box:
[_]   Preliminary Proxy Statement
[_]   Confidential, for use by Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss.240.14a-12


                           HUDSON HOLDING CORPORATION

                (Name of Registrant As Specified in its Charter)

                                       N/A

       (Name of Persons Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

      N/A
      --------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:

      N/A
      --------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

      N/A
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4)    Proposed maximum aggregate value of transaction:

      N/A
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5)    Total fee paid:

      N/A
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

      [_] Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

      1) Amount Previously Paid:

         N/A
         --------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

         N/A
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      3) Filing Party:

          N/A
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      4) Date Filed:

         N/A
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                                       2

                           HUDSON HOLDING CORPORATION

                        525 Washington Blvd., Suite 3600
                          Jersey City, New Jersey 07310

                                                              July 14, 2006
Dear Fellow Stockholder:

      The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Hudson Holding Corporation (the "Company" or "Hudson") will be held at 10:00 a.m. on Tuesday, August 15, 2006 at the offices of the Company located at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, 36th floor. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

      Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended March 31, 2006 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote "FOR" all of the six persons listed as candidates for a position on the Board of Directors, and (b) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

      The Company's Board of Directors believes that a favorable vote for the re-election of each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

      Thank you for your investment and continued interest in Hudson Holding Corporation.

                                                       Sincerely,

                                                       Martin C. Cunningham
                                                       Chief Executive Officer

                           HUDSON HOLDING CORPORATION

                        525 Washington Blvd., Suite 3600
                          Jersey City, New Jersey 07310

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD TUESDAY, AUGUST 15, 2006

                              ---------------------

To our Stockholders:

      Notice is hereby given that the 2006 Annual Meeting (the "Annual Meeting") of Stockholders of Hudson Holding Corporation (the "Company" or "Hudson"), a Delaware corporation, will be held at our principal office at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, 36th floor, on Tuesday, August 15, 2006 at 10:00 a.m., for the following purposes:

      1. To elect six Directors to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; and

      2. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on July 3, 2006, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

      Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

      STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.


                                      By order of the Board of Directors

                                      Keith R. Knox, Secretary

July 14, 2006

                           HUDSON HOLDING CORPORATION

                        525 Washington Blvd., Suite 3600
                          Jersey City, New Jersey 07310

                                 PROXY STATEMENT

                       2006 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors" or "Board") of Hudson Holding Corporation of proxies to be voted at the 2006 Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, August 15, 2006 at our principal office at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, 36th floor and at any adjournments thereof (the "Annual Meeting"). In this proxy statement, Hudson Holding Corporation is referred to as "Hudson", "we", "us", "our" or "the Company" unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) To elect six directors to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; and (ii) To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of Common Stock, of the Company at the close of business on July 3, 2006 (the "Record Date") will be entitled to vote at the Annual Meeting.

      The principal executive offices of the Company are located at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, 36th Floor and its telephone number is (201) 216-0100. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is July 17, 2006. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 is enclosed with these materials, but should not be considered proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      As of the Record Date, there were 27,149,860 outstanding shares of Common Stock (the "Common Stock"), each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had 279 holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

      Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

      "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 1.

      The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

      Proposal 1 does not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

      ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL AND ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

                              Corporate Governance

      The Company's Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company's Board of Directors has reviewed its governance practices in light of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission (the "SEC") rules and regulations. This section describes key corporate governance guidelines and practices that the Company has adopted.

Code of Business Conduct and Ethics

      Our Board of Directors has adopted a Code of Business Conduct and Ethics applying to our directors, officers and employees (the "Code"). The Code is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code. You can request a copy of the Code by writing to the Company at the Company's office address. The contents of the Code should not be considered proxy solicitation material.

Board Meetings and Attendance of Directors

      During fiscal year 2006, the Board of Directors held two (2) meetings. Each director attended more than seventy-five (75%) percent of the Board of Directors meetings held during their tenure. The Board of Directors also took action by unanimous written consent on several occasions.

      Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Director Independence

      All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Three of our six directors are considered "independent" under the SEC's independence standards. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

      There are no family relationships among our directors and executive officers. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No director or executive officer has been found by a court to have violated a federal or state securities or commodities law.

      None of the Company's directors or executive officers or their respective immediate family members or affiliates is indebted to the Company. As of the date of this filing, there is no material proceeding to which any of the Company's directors, executive officers or affiliates is a party or has a material interest adverse to us.

Committees of the Board of Directors

      The Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. You can request complete copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters by writing to the Company at the Company's office address. The contents of these charters should not be considered proxy solicitation material.

Audit Committee

      The Audit Committee was established in May 2006, is comprised solely of directors who satisfy the SEC and American Stock Exchange Audit Committee membership requirements and is governed by a Board-approved charter which contains, among other things, the committee's membership requirements and responsibilities. The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and the independent registered public accounting firm of Eisner LLP (the "Independent Auditors") on, among other items, matters related to the annual audit, the quarterly financial statements and the application of United States generally accepted accounting principles. As part of its duties, the Audit Committee appoints, evaluates and retains our Independent Auditors. It maintains direct responsibility for the compensation, termination and oversight of our Independent Auditors and evaluates the Independent Auditors' qualifications, performance and independence. The committee also monitors compliance with our policies on ethical business practices and reports on these items to the Board. Our Audit Committee is comprised of Ms. Landau and Messrs. Zugschwert and Chiusano. Mr. Zugschwert is the chairman of the committee.

      The Board has determined that Mr. Zugschwert, who currently is a member of the Board of Directors and chairman of the Audit Committee, is the Audit Committee financial expert, as defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board has determined that Mr. Zugschwert is an independent director as that term is defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board made a qualitative assessment of Mr. Zugschwert's level of knowledge and experience based on a number of factors, including his formal education, including an MBA in Finance, and experience as a Chief Financial Officer for more than ten years.

Compensation Committee

      The Compensation Committee was established in May 2006; is comprised solely of independent directors, determines all compensation for our Chief Executive Officer; approves the compensation of other executive officers; advises our Board regarding our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. The Compensation Committee is governed by a Board-approved charter. Our Compensation Committee is comprised of Ms. Landau and Messrs. Zugschwert and Chiusano. Mr. Chiusano is the chairman of the committee.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee was established in May 2006 and considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. The committee is governed by a Board-approved charter. As part of its duties, the committee assesses the size, structure and composition of the Board and Board committees. The committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. Our Nominating and Corporate Governance Committee is comprised of Ms. Landau and Messrs. Zugschwert and Chiusano. Ms. Landau is the chairman of the committee.

Compensation of Directors

      Directors of the Company were not compensated for their service during the fiscal year ended March 31, 2006. Compensation for the independent directors for the fiscal year ending March 31, 2007 is under discussion but the specifics have not yet been finalized.

Independent Auditors Fees and Services

Audit Fees. The aggregate fees billed for professional services rendered by the Independent Auditors was $60,000, $50,000 and $40,000 for the audits of the Company's annual consolidated financial statements for the fiscal years ended March 31, 2006, 2005 and 2004, respectively, and $11,000 for the reviews of the consolidated financial statements included in the Company's Forms 10-QSB during the year ended March 31, 2006. The audit of the Company's annual consolidated financial statements for the fiscal years ended March 31, 2005 and 2004 were performed concurrently in connection with the Company's reverse merger transaction.

Audit-Related Fees. For the year ended March 31, 2006, the Independent Auditors billed $10,000 related to reviews of prior year financial statements.

Tax Fees. For the years ended March 31, 2006 and 2005, the Independent Auditors billed $6,000 and $12,000, respectively, for tax compliance.

All Other Fees. For the year ended March 31, 2006, the Company incurred no professional fees to its Independent Auditors with respect to all other services.

      The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the Independent Auditors to the Company. It is expected that the Independent Auditors will be present at the Annual Meeting in order to respond to any questions that stockholders of the Company may have.

Audit Committee Report*

      The Audit Committee of the Board of Directors (the "Committee") is composed of three directors: Joanne V. Landau, Peter J. Zugschwert and Carmine
V. Chiusano, each of whom is "independent" as defined by the rules of the National Association of Securities Dealers. Mr. Zugschwert serves as chairman of the committee.

* The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

      Management is responsible for the Company's financial statements, financial reporting process and systems of internal controls. The Company's Independent Auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Committee's responsibility is to oversee all aspects the financial reporting process on behalf of the Board of Directors. The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company's independent auditors.

      The Committee discussed with the Company's Independent Auditors such auditors' judgments as to the quality, not just acceptability, of the Company's accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Committee has discussed with the Independent Auditors the auditors' independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the Independent Auditors as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

      In reliance on such discussions with management and the Independent Auditors, review of the representations of management and review of the report of the Independent Auditors to the Committee, the Committee recommended (and the Board of Directors approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2006.

Audit Committee of the Board of Directors

/s/ Joanne V. Landau
/s/ Peter J. Zugschwert
/s/ Carmine V. Chiusano

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, six individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of six persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

      The name and age of each of the six nominees, his or her position with the Company, his or her principal occupation, and the period during which such person has served as a director are set out below.

Biographical Summaries of Nominees for the Board of Directors

Name of Nominee            Age      Position with the Company


Martin C. Cunningham       46       Chairman of the Board of Directors
                                    and Chief Executive Officer

Keith R. Knox              47       President, Secretary and Director

Mark Leventhal             50       Executive Vice President and Director

Peter J. Zugschwert        40       Director

Joanne V. Landau           51       Director

Carmine V. Chiusano        64       Director


      MARTIN CUNNINGHAM has been a director of Hudson and has served as its Chief Executive Officer since 2004. From August 2003 until joining Hudson, Mr. Cunningham was an employee of Wien Securities, Inc. From February 2003 until August 2003, Mr. Cunningham was President of Wien Securities, Inc. From 1996 to December 2002, Mr. Cunningham was Senior Vice President and Head of Equity Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).

      KEITH KNOX has been a director of Hudson and has served as its President since 2004. From January 2003 until joining Hudson, Mr. Knox was a Vice President of Wien Securities, Inc. From 1984 to December 2002, Mr. Knox was a trader with Schwab Capital Markets (formerly Mayer & Schweitzer).

      MARK LEVENTHAL has been a director of Hudson and has served as its Executive Vice President since 2004. From January 2003 until joining Hudson, Mr. Leventhal was a Vice President of Wien Securities, Inc. From 1989 to December 2002, Mr. Leventhal was manager of NASDAQ Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).

      PETER J. ZUGSCHWERT has been a director of Hudson since October 1997. He served as President of Hudson from December 1997 through May 2005 and CEO of Hudson from September 1997 to May 2005. Prior to joining Hudson, he was the Senior Vice President of Operations for Baratz Financial, Inc. since June 1995.

      JOANNE V. LANDAU has been a director of Hudson since May 2006. Ms. Landau has been the President of Kurtsam Realty Corp. since 2003. From 2000 to 2002, she was Senior Vice President, Head of Strategic Marketing and Communications with Zurich Scudder-Deutsche Asset Management/Investments and from 1990 to 1999, Ms. Landau was with The Citibank Private Bank/Investments, a subsidiary of Citigroup, of last as Vice President, Head of Global Marketing and Communications.

      CARMINE V. CHIUSANO has been a director of Hudson since May 2006. From 1968 to 2004, Mr. Chiusano was employed by Schwab Capital Markets (formerly Mayer & Schweitzer), most recently as Senior Vice President, Chief Operating Officer.

      Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

      Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote FOR Ms. Landau and Messrs. Cunningham, Knox, Leventhal, Zugschwert and Chiusano. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees.

Executive Compensation

      The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our chief executive officer and all other executive officers (the "Named Executive Officers") who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.


                         SUMMARY COMPENSATION TABLE [1]
                                                                                 Long-Term
                                                                               Compensation
                                                                            ---------------------
                                                   Annual Compensation       Awards     Payouts
                                                   -------------------     ----------  ---------
                                      Fiscal                               Securities
                                       Year                                Underlying     LTIP       All Other
                                       Ended      Salary        Bonus       Options/    Payouts     Compensation
Name and Principal Position          March 31       ($)          ($)        SARs (#)      ($)           ($)
-----------------------------------------------------------------------------------------------------------------

Martin C. Cunningham,
Chairman and                            2006      180,000         --           --          --           --
Chief Executive Officer                 2005       60,000         --           --          --           --

Keith R. Knox,
President and Secretary                 2006      180,000         --           --          --           --
                                        2005       60,000         --           --          --           --

Mark Leventhal,
Executive Vice President                2006      180,000         --           --          --           --
                                        2005       60,000         --           --          --           --

Note: Michael Picone, the Company's former Chief Financial Officer, joined and left the Company during the fiscal year ended March 31, 2006, earning an aggregate salary of $116,667 during his tenure.

[1] The table above reflects compensation for the current executive officers, during their term as executive officers, which is from June 30, 2004.

Option, Stock Appreciation Right and Long-Term Incentive Plan Awards

      No option, stock appreciation right or long-term incentive plan awards were granted or exercised to any of the Named Executive Officers during the fiscal year ended March 31, 2006 and no such awards are currently outstanding.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

      None of the executive officers of the Company have employment contracts or other agreements which guarantee minimum compensation amounts relating to ongoing employment, termination of employment or a change in control.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the SEC and the Company. Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 2006 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons, stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 2006, it has been determined that no Reporting Persons were delinquent with respect person's reporting obligations set forth in Section 16(a) of the Exchange Act.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

      The following table sets forth information regarding the number of shares of our Common Stock beneficially owned on June 16, 2006 by:

      o each person who is known by us to beneficially own 5% or more of our common stock;

      o     each of our directors and executive officers; and

      o     all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is c/o Hudson Holding Corporation, 525 Washington Blvd., 36th Floor, Jersey City, New Jersey 07310.

                                                                        Number of Shares
                                                                          Beneficially       Percentage of Shares
Name and Address of Beneficial Owner                                        Owned(1)         Beneficially Owned(2)
------------------------------------                                    -----------------    --------------------
Directors and Executive Officers:

Martin C. Cunningham                                                         4,178,565                   15.4%

Keith R. Knox                                                                4,178,565                   15.4%

Mark Leventhal                                                               4,348,565                   16.0%

Peter J. Zugschwert                                                            214,356                      *

Joanne V. Landau                                                                    --                     --

Carmine V. Chiusano                                                                 --                     --

All executive officers and directors as a group (6 persons)                 12,920,051                   47.6%

Other 5% or Greater Stockholders:

Kenneth D. Pasternak(3)                                                      6,581,784                   24.2%

Steven L. Winkler(4)                                                         4,348,565                   16.0%
-------------------

*     Less than 1% of outstanding shares.

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Includes only common shares, since none of the individuals named above are warrant holders and the Company has not granted any options to directors or executive officers.

(2)   Based upon 27,149,860 shares of our Common Stock outstanding on June 16,
      2006.

(3) The address for Mr. Pasternak is 111 E. Saddle River Road, Saddle River, N.J. 07458.

(4) Mr. Winkler is employed by Hudson Securities, Inc., a wholly-owned subsidiary of Hudson Holding Corporation, as Co-Head of Nasdaq and Foreign Trading.

Equity Incentive Plan and Securities authorized for Issuance

      The Company currently has one equity incentive plan, the 2005 Stock Option Plan (the "Plan"), which was approved by the stockholders on July 26, 2005, and is administered by the Board of Directors. The Plan is available for the issuance of awards of up to an aggregate of 2,000,000 shares of Common Stock to our employees, officers, directors and consultants, in the form of either non-qualified stock options or incentive stock options. The purpose of the Plan is to provide additional incentive to those persons who are responsible for the management and growth of the Company.

      On May 26, 2006, an aggregate of 125,000 non-qualified stock options were granted to four individuals (none of which were Named Executive Officers) with an exercise price of $1.46 and an expiration date of November 30, 2009. These are the only grants to date.


                                                                                             Number of securities
                                                                                            remaining available for
                                 Number of Securities to                                     future issuance under
                                 be issued upon exercise     Weighted-average exercise     equity compensation plans
                                 of outstanding options,       price of outstanding          (excluding securities
                                   warrants and rights     options, warrants and rights    reflected in column (a))
                                           (a)                          (b)                           (c)
Equity compensation plans
approved by security holders
                                            -                            -                         2,000,000

Equity compensation plans not
approved by security holders
                                            -                            -
                                                                                                       -

Total                                       -                            -                         2,000,000
                                            =                            =                         =========

The table above reflects the status of the Company's equity compensation plans as of March 31, 2006.

Certain Relationships and Related Party Transactions

      None.

                                     GENERAL

      The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

      A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 2006, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Hudson Holding Corporation, 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, 36th Floor, Attn: Keith R. Knox, Secretary.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors.

Stockholder Proposals For the 2007 Annual Meeting and General Communications

      Any stockholder proposals intended to be presented at the Company's 2007 Annual Meeting of Stockholders must be received by the Company at its office in Jersey City, New Jersey on or before March 15, 2007 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2006 Annual Meeting.

      Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Jersey City, New Jersey.

Revocability of Proxy

      Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

      Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors. As to Item 1, the Proxy confers authority to vote for all of the six persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                                            By order of the Board of Directors


                                            Martin C. Cunningham
                                            Chief Executive Officer

July 14, 2006

                           HUDSON HOLDING CORPORATION

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Martin C. Cunningham and Keith R. Knox with the power of substitution and re-substitution to vote any and all shares of capital stock of Hudson Holding Corporation (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on August 15, 2006, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.    ELECTION OF DIRECTORS

      VOTE

|_|   FOR ALL nominees listed below EXCEPT as marked to the contrary below

|_|   WITHHOLD AUTHORITY to vote for ALL nominees listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)


Martin C. Cunningham, Keith R. Knox, Mark Leventhal, Peter J. Zugschwert, Joanne
V. Landau and Carmine V. Chiusano.

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1.

      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUDSON HOLDING CORPORATION.



                                        Dated:
                                              ------------------------------


                                        ------------------------------------
                                        Signature



                                        ------------------------------------
                                        Signature if jointly owned:



                                        ------------------------------------
                                        Print name:


      Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                            IN THE ENCLOSED ENVELOPE